Unaudited Quarterly Results	12 Months Ended
Dec. 31, 2017
Quarterly Financial Information Disclosure [Abstract]
Quarterly Financial Information
Unaudited Quarterly Results of Operations
The following tables set forth certain unaudited financial data for the Company's quarterly operations in 2017 and 2016. The following information has been prepared on the same basis as the annual information presented elsewhere in this report and, in the opinion of management, includes all adjustments, consisting only of normal recurring adjustments, necessary for a fair presentation of the information for the quarterly periods presented. The operating results for any quarter are not necessarily indicative of results for any future period.

(amounts in thousands)	(Unaudited) 2017 Quarter Ended				(Unaudited) 2016 Quarter Ended
	First Quarter(1)	Second Quarter	Third Quarter	Fourth Quarter	First Quarter(2)	Second Quarter	Third Quarter	Fourth Quarter
Revenues	$34,728	$37,742	$38,608	$51,127	$10,244	$17,374	$23,938	$26,846
Operating loss	(26,173)	(4,734)	(2,555)	7,891	(51,192)	(19,204)	(16,244)	(14,091)

Net loss	(34,564)	(13,418)	(10,674)	(1,068)	(58,260)	(24,748)	(21,273)	(20,557)

Basic loss per share	$(0.48)	$(0.19)	$(0.15)	$(0.01)	$(1.96)	$(0.48)	$(0.30)	$(0.29)

Diluted loss per share	$(0.48)	$(0.19)	$(0.15)	$(0.01)	$(1.96)	$(0.48)	$(0.30)	$(0.29)

Basic weighted average common shares outstanding	71,735	71,804	71,936	71,702	29,794	51,305	71,575	71,672
Diluted weighted average common shares outstanding	71,735	71,804	71,936	71,702	29,794	51,305	71,575	71,672
Earnings per share for quarterly periods are based on the weighted average common shares outstanding in individual quarters; thus, the sum of earnings per share of the quarters may not equal the amounts reported for the full year.

(1)	First quarter 2017 results include a loss / write down on assets held for sale of $17.7 million.

(2)	First quarter of 2016 includes a loss / write down on assets held for sale of $12.4 million.